                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 17, 2004
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                        0-19907                   48-1109495
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(State or other jurisdiction      (Commission                (IRS Employer
 of incorporation)                 File Number)              Identification No.)

       224 East Douglas, Suite 700, Wichita, KS              67202
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       (Address of principal executive offices)            (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

On November 17, 2004, Lone Star Steakhouse & Saloon, Inc. (the "Company") issued a press  release  announcing  that the  Company  has  completed  its  previously authorized  repurchase of 2.1 million  shares of its common stock,  and that its
Board of  Directors  has  approved  the  repurchase  by the  Company of up to an additional 10% of the  outstanding  shares of the Company.  The press release is being filed as an exhibit to this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       EXHIBIT NO.        EXHIBITS

         99.1             Press Release dated November 17, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           LONE STAR STEAKHOUSE & SALOON,
                                           INC.

Dated:  November 18, 2004                  By:   /s/ John D. White
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                                           Name:  John D. White
                                           Title: Executive Vice President